Exhibit 99.2

Supplemental Financial Information

Second Quarter 2026

Table of Contents	PRIMERICA, INC. Financial Supplement

Page
Preface, definition of non-GAAP financial measures	3
Condensed balance sheets and reconciliation of balance sheet non-GAAP to GAAP financial measures	4
Financial results and other statistical data	5
Statements of income	6
Reconciliation of statement of income GAAP to non-GAAP financial measures	7
Segment operating results
Term Life Insurance segment - financial results, financial analysis, and key statistics	8-9
Investment and Savings Products segment - financial results, financial analysis, and key statistics	10-11
Corporate & Other Distributed Products segment - financial results	12
Investment portfolio	13-15
Five-year historical key statistics	16

This document may contain forward-looking statements and information. Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2025.

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Preface	PRIMERICA, INC. Financial Supplement

Second Quarter 2026

This document is a financial supplement to our second quarter 2026 earnings release. It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions. Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•Operating adjustments exclude the impact of investment gains/losses, including credit impairments and mark-to-market (MTM) investment adjustments. We exclude investment gains/losses, including credit impairments, and MTM investment adjustments in measuring adjusted operating revenues to eliminate period-over-period fluctuations that may obscure comparisons of operating results due to items such as the timing of recognizing gains and losses and other factors prior to an invested asset's maturity or sale that are not directly associated with the Company's insurance operations. Adjusted net operating income and diluted adjusted operating earnings per share also exclude the tax effect of pre-tax operating adjustments.

•Adjusted stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets. We exclude unrealized investment gains and losses in measuring adjusted stockholders' equity as unrealized gains and losses from the Company's invested assets are largely caused by market movements in interest rates and credit spreads that do not necessarily correlate with the cash flows we will ultimately realize when an invested asset matures or is sold. Adjusted stockholders' equity also excludes the difference in future policy benefits calculated using the current discount rate and future policy benefits calculated using the locked-in discount rate at contract issuance recognized in accumulated other comprehensive income. We exclude the impact from the difference in the discount rate in measuring adjusted stockholders' equity as it is caused by market movements in interest rates that are not permanent and may not align with the cash flow we will ultimately incur when policy benefits are settled.

•IPO coinsurance transactions adjustments relate to transactions in the first quarter of 2010, where we coinsured between 80% and 90% of our business that was in-force at year-end 2009 to entities then affiliated with Citigroup Inc. that were executed concurrent with our initial public offering (IPO). We exclude amounts ceded under the IPO coinsurance transactions in measuring adjusted direct premiums and other ceded premiums to present meaningful comparisons of the actual premiums economically maintained by the Company. Amounts ceded under the IPO coinsurance transactions will continue to decline over time as policies terminate within this block of business.

Management utilizes these non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business. Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item. Certain items throughout this supplement are noted as ‘na’ to indicate not applicable. Certain variances are noted as ‘nm’ to indicate not meaningful.

3 of 16

Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Mar 31, 2025	Jun 30, 2025	Sep 30, 2025	Dec 31, 2025	Mar 31, 2026	Jun 30, 2026	Sep 30, 2026	Dec 31, 2026
Balance Sheets
Assets:
Investments and cash excluding securities held to maturity	$3,784,534	$3,798,697	$3,885,589	$4,116,941	$4,206,352	$4,259,192
Securities held to maturity	1,285,340	1,258,800	1,241,540	1,175,380	1,130,730	1,073,520
Total investments and cash	5,069,874	5,057,497	5,127,129	5,292,321	5,337,082	5,332,712
Reinsurance recoverables	2,722,544	2,698,144	2,596,597	2,564,952	2,480,051	2,450,745
Deferred policy acquisition costs	3,742,693	3,817,119	3,863,442	3,915,998	3,954,334	3,991,486
Other assets	935,802	938,583	946,717	957,544	783,400	850,498
Separate account assets	2,118,098	2,318,492	2,313,874	2,281,520	2,122,558	2,156,498
Total assets	$14,589,010	$14,829,834	$14,847,759	$15,012,336	$14,677,426	$14,781,939

Liabilities:
Future policy benefits	$6,637,937	$6,719,044	$6,816,778	$6,818,179	$6,728,920	$6,803,364
Other policy liabilities	907,038	906,558	862,242	867,305	848,328	849,968
Other liabilities	692,224	641,378	618,061	744,121	646,724	691,570
Debt obligations	594,713	594,913	595,114	595,315	595,516	595,716
Surplus note	1,285,032	1,258,508	1,241,263	1,175,119	1,130,485	1,073,291
Payable under securities lending	97,560	83,425	104,535	84,876	85,020	88,579
Separate account liabilities	2,118,098	2,318,492	2,313,874	2,281,520	2,122,558	2,156,498
Total liabilities	12,332,601	12,522,318	12,551,868	12,566,435	12,157,552	12,258,986

Stockholders’ equity:
Common stock ($0.01 par value) (1)	330	325	321	318	313	309
Paid-in capital	—	—	—	—	—	—
Retained earnings	2,253,435	2,270,996	2,319,750	2,416,149	2,440,207	2,473,436
Accumulated other comprehensive income (loss), net:
Net unrealized gains (losses)	(133,764)	(124,629)	(91,680)	(89,323)	(121,051)	(110,635)
Effect of change in discount rate assumptions on the liability for future policy benefits	171,599	174,626	89,692	134,594	223,792	190,796
Cumulative translation adjustment	(35,191)	(13,803)	(22,191)	(15,836)	(23,388)	(30,952)
Total stockholders’ equity	2,256,409	2,307,516	2,295,892	2,445,901	2,519,874	2,522,953
Total liabilities and stockholders' equity	$14,589,010	$14,829,834	$14,847,759	$15,012,336	$14,677,426	$14,781,939

Reconciliation of Total Stockholders' Equity to Adjusted Stockholders' Equity
Total stockholders' equity	$2,256,409	$2,307,516	$2,295,892	$2,445,901	$2,519,874	$2,522,953
Less: Net unrealized gains (losses)	(133,764)	(124,629)	(91,680)	(89,323)	(121,051)	(110,635)
Less: Effect of change in discount rate assumptions on the liability for future policy benefits	171,599	174,626	89,692	134,594	223,792	190,796
Adjusted stockholders’ equity	$2,218,574	$2,257,519	$2,297,880	$2,400,630	$2,417,133	$2,442,793

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$2,197,050	$2,218,574	$2,257,519	$2,297,880	$2,400,630	$2,417,133
Net Income	169,051	178,344	206,793	197,047	190,096	202,278
Shareholder dividends	(34,736)	(34,209)	(33,819)	(33,288)	(38,117)	(37,480)
Retirement of shares	(126,637)	(129,124)	(129,000)	(74,654)	(140,974)	(135,295)
Net foreign currency translation adjustment	(424)	21,388	(8,388)	6,355	(7,551)	(7,565)
Other, net	14,270	2,546	4,775	7,291	13,049	3,722
Balance, end of period	$2,218,574	$2,257,519	$2,297,880	$2,400,630	$2,417,133	$2,442,793

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$3,680,430	$3,742,693	$3,817,119	$3,863,442	$3,915,998	$3,954,334
General expenses deferred	10,883	11,605	11,235	10,368	11,363	10,958
Commission costs deferred	130,162	126,272	122,850	120,125	117,128	116,730
Amortization of deferred policy acquisition costs	(78,550)	(80,043)	(81,498)	(82,813)	(84,260)	(85,128)
Foreign currency impact and other, net	(232)	16,592	(6,263)	4,876	(5,895)	(5,409)
Balance, end of period	$3,742,693	$3,817,119	$3,863,442	$3,915,998	$3,954,334	$3,991,486

(1)
Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

															YOY Q2							YOY YTD
(Dollars in thousands, except per-share data)	Q1 2025		Q2 2025		Q3 2025		Q4 2025		Q1 2026		Q2 2026		Q3 2026	Q4 2026	$ Change		% Change	YTD 2025		YTD 2026		$ Change		% Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	33,292,459		32,870,061		32,404,112		31,978,688		31,680,718		31,195,872				(1,674,189)		-5.1%	33,080,093		31,436,955		(1,643,138)		-5.0%

Net income	$169,051		$178,344		$206,793		$197,047		$190,096		$202,278				$23,935		13.4%	$347,395		$392,374		$44,980		12.9%
Less income attributable to unvested participating securities	(585)		(572)		(678)		(606)		(626)		(684)				(112)		-19.6%	(1,158)		(1,309)		(151)		-13.1%
Net income used in computing basic EPS	$168,466		$177,772		$206,114		$196,441		$189,470		$201,594				$23,823		13.4%	$346,237		$391,065		$44,828		12.9%
Basic earnings per share	$5.06		$5.41		$6.36		$6.14		$5.98		$6.46				$1.05		19.4%	$10.47		$12.44		$1.97		18.8%

Adjusted net operating income	$168,068		$180,385		$206,052		$196,907		$189,794		$200,954				$20,569		11.4%	$348,453		$390,748		$42,296		12.1%
Less operating income attributable to unvested participating securities	(581)		(579)		(676)		(605)		(625)		(679)				(101)		-17.4%	(1,161)		(1,304)		(142)		-12.3%
Adjusted net operating income used in computing basic operating EPS	$167,487		$179,806		$205,376		$196,302		$189,170		$200,274				$20,468		11.4%	$347,291		$389,444		$42,153		12.1%
Basic adjusted operating income per share	$5.03		$5.47		$6.34		$6.14		$5.97		$6.42				$0.95		17.4%	$10.50		$12.39		$1.89		18.0%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	33,292,459		32,870,061		32,404,112		31,978,688		31,680,718		31,195,872				(1,674,189)		-5.1%	33,080,093		31,436,955		(1,643,138)		-5.0%
Dilutive impact of contingently issuable shares	49,670		41,352		47,284		53,183		46,818		40,702				(650)		-1.6%	45,511		43,760		(1,751)		-3.8%
Shares used to calculate diluted EPS	33,342,129		32,911,413		32,451,396		32,031,871		31,727,536		31,236,574				(1,674,839)		-5.1%	33,125,604		31,480,715		(1,644,889)		-5.0%

Net income	$169,051		$178,344		$206,793		$197,047		$190,096		$202,278				$23,935		13.4%	$347,395		$392,374		$44,980		12.9%
Less income attributable to unvested participating securities	(584)		(571)		(678)		(605)		(625)		(683)				(112)		-19.6%	(1,156)		(1,308)		(151)		-13.1%
Net income used in computing diluted EPS	$168,467		$177,772		$206,115		$196,442		$189,471		$201,595				$23,823		13.4%	$346,238		$391,067		$44,829		12.9%
Diluted earnings per share	$5.05		$5.40		$6.35		$6.13		$5.97		$6.45				$1.05		19.4%	$10.45		$12.42		$1.97		18.9%

Adjusted net operating income	$168,068		$180,385		$206,052		$196,907		$189,794		$200,954				$20,569		11.4%	$348,453		$390,748		$42,296		12.1%
Less operating income attributable to unvested participating securities	(580)		(578)		(675)		(604)		(624)		(679)				(101)		-17.4%	(1,160)		(1,302)		(142)		-12.3%
Adjusted net operating income used in computing diluted operating EPS	$167,487		$179,807		$205,377		$196,303		$189,170		$200,275				$20,468		11.4%	$347,293		$389,446		$42,153		12.1%
Diluted adjusted operating income per share	$5.02		$5.46		$6.33		$6.13		$5.96		$6.41				$0.95		17.4%	$10.48		$12.37		$1.89		18.0%

Annualized Return on Equity
Average stockholders' equity	$2,257,725		$2,281,963		$2,301,704		$2,370,896		$2,482,888		$2,521,414				$239,451		10.5%	$2,269,844		$2,502,151		$232,307		10.2%
Average adjusted stockholders' equity	$2,207,812		$2,238,047		$2,277,699		$2,349,255		$2,408,882		$2,429,963				$191,916		8.6%	$2,222,929		$2,419,422		$196,493		8.8%

Net income return on stockholders' equity	30.0%		31.3%		35.9%		33.2%		30.6%		32.1%				0.8%		nm	30.6%		31.4%		0.8%		nm
Net income return on adjusted stockholders' equity	30.6%		31.9%		36.3%		33.6%		31.6%		33.3%				1.4%		nm	31.3%		32.4%		1.2%		nm

Adjusted net operating income return on adjusted stockholders' equity	30.4%		32.2%		36.2%		33.5%		31.5%		33.1%				0.8%		nm	31.4%		32.3%		1.0%		nm

Capital Structure
Debt-to-capital (1)	20.9%		20.5%		20.6%		19.6%		19.1%		19.1%				-1.4%		nm	20.5%		19.1%		-1.4%		nm
Debt-to-capital, excluding AOCI (1)	20.9%		20.8%		20.4%		19.8%		19.6%		19.4%				-1.3%		nm	20.8%		19.4%		-1.3%		nm

Cash and invested assets to stockholders' equity	2.2	x	2.2	x	2.2	x	2.2	x	2.1	x	2.1	x			(0.1	x)	nm	2.2	x	2.1	x	(0.1	x)	nm
Cash and invested assets to adjusted stockholders' equity	2.3	x	2.2	x	2.2	x	2.2	x	2.2	x	2.2	x			(0.1	x)	nm	2.2	x	2.2	x	(0.1	x)	nm

Share count, end of period (2)	33,022,554		32,545,209		32,075,564		31,809,803		31,343,338		30,898,185				(1,647,024)		-5.1%	32,545,209		30,898,185		(1,647,024)		-5.1%
Adjusted stockholders' equity per share	$67.18		$69.37		$71.64		$75.47		$77.12		$79.06				$9.69		14.0%	$69.37		$79.06		$9.69		14.0%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A1		A1		A1		A1		A1		A1				na		na	na		na		na		na
S&P	AA-		AA-		AA-		AA-		AA-		AA-				na		na	na		na		na		na
A.M. Best	A+		A+		A+		A+		A+		A+				na		na	na		na		na		na

Holding Company Senior Debt Ratings
Moody's	Baa1		Baa1		Baa1		Baa1		Baa1		Baa1				na		na	na		na		na		na
S&P	A-		A-		A-		A-		A-		A-				na		na	na		na		na		na
A.M. Best	a-		a-		a-		a-		a-		a-				na		na	na		na		na		na

(1)
Debt-to-capital is that of the parent company only. Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)
Share count reflects outstanding common shares, which excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Statements of Income
Revenues:
Direct premiums	$858,845	$866,254	$868,651	$869,030	$871,246	$877,754			$11,499	1.3%	$1,725,099	$1,748,999	$23,900	1.4%
Ceded premiums	(410,521)	(433,408)	(414,104)	(420,843)	(414,859)	(442,280)			(8,872)	-2.0%	(843,930)	(857,139)	(13,209)	-1.6%
Net premiums	448,323	432,846	454,547	448,187	456,387	435,473			2,627	0.6%	881,169	891,860	10,691	1.2%
Net investment income	41,671	40,928	42,431	42,122	43,283	43,738			2,810	6.9%	82,599	87,021	4,422	5.4%
Commissions and fees:
Sales-based (1)	111,270	115,933	118,637	131,305	136,355	135,509			19,576	16.9%	227,204	271,864	44,661	19.7%
Asset-based (2)	152,014	154,735	172,286	181,407	187,366	197,598			42,864	27.7%	306,749	384,965	78,216	25.5%
Account-based (3)	24,195	24,394	24,420	24,347	23,619	24,118			(275)	-1.1%	48,588	47,737	(851)	-1.8%
Other commissions and fees	9,477	10,970	10,146	10,326	9,401	11,385			414	3.8%	20,448	20,786	338	1.7%
Investment (losses) gains	757	(2,866)	652	641	396	1,691			4,557	nm	(2,109)	2,087	4,196	nm
Other, net	17,135	16,394	16,732	15,347	15,886	15,554			(840)	-5.1%	33,529	31,440	(2,089)	-6.2%
Total revenues	804,843	793,334	839,852	853,683	872,693	865,066			71,732	9.0%	1,598,177	1,737,759	139,582	8.7%
Benefits and expenses:
Benefits and claims	174,862	152,494	172,152	166,420	171,254	147,328			(5,166)	-3.4%	327,355	318,582	(8,774)	-2.7%
Future policy benefits remeasurement (gain)/loss	(3,273)	(5,895)	(23,114)	(5,107)	(7,377)	(5,038)			857	14.5%	(9,168)	(12,415)	(3,247)	-35.4%
Amortization of DAC	78,550	80,043	81,498	82,813	84,260	85,128			5,085	6.4%	158,592	169,388	10,795	6.8%
Insurance commissions	6,124	5,751	5,499	5,621	5,618	5,778			27	0.5%	11,875	11,396	(479)	-4.0%
Insurance expenses	64,805	64,362	64,131	70,168	66,567	71,159			6,797	10.6%	129,168	137,726	8,559	6.6%
Sales commissions:
Sales-based (1)	77,267	82,935	82,867	89,561	95,168	95,816			12,881	15.5%	160,202	190,984	30,782	19.2%
Asset-based (2)	76,246	78,010	87,337	93,247	95,360	100,677			22,667	29.1%	154,256	196,037	41,781	27.1%
Other sales commissions	4,605	5,346	4,484	5,015	4,682	5,431			85	1.6%	9,951	10,113	162	1.6%
Interest expense	6,004	6,000	5,985	5,968	5,861	5,833			(168)	-2.8%	12,005	11,693	(311)	-2.6%
Other operating expenses	98,338	89,792	87,333	92,904	101,882	94,736			4,944	5.5%	188,130	196,618	8,488	4.5%
Total benefits and expenses	583,528	558,838	568,173	606,609	623,275	606,847			48,010	8.6%	1,142,366	1,230,122	87,756	7.7%
Income before income taxes	221,315	234,496	271,679	247,074	249,418	258,219			23,722	10.1%	455,811	507,637	51,826	11.4%
Income taxes	52,264	56,153	64,886	50,027	59,322	55,941			(212)	-0.4%	108,417	115,263	6,846	6.3%
Net Income	169,051	178,344	206,793	197,047	190,096	202,278			23,935	13.4%	347,395	392,374	44,980	12.9%

Income Before Income Taxes by Segment
Term Life Insurance	$146,785	$155,012	$172,684	$146,578	$154,859	$148,480			$(6,532)	-4.2%	$301,798	$303,340	$1,542	0.5%
Investment & Savings Products	81,270	79,420	94,223	100,609	100,900	104,216			24,795	31.2%	160,691	205,115	44,424	27.6%
Corporate & Other Distributed Products	(6,741)	64	4,771	(113)	(6,340)	5,523			5,459	nm	(6,677)	(817)	5,860	87.8%
Income before income taxes	$221,315	$234,496	$271,679	$247,074	$249,418	$258,219			$23,722	10.1%	$455,811	$507,637	$51,826	11.4%

(1)
Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities.
(2)
Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees.
(3)
Account-based - revenues relating to the fee generating client accounts we administer.

6 of 16

Reconciliation of Statement of Income GAAP to Non-GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Reconciliation from Term Life Insurance Direct Premiums to Term Life Insurance Adjusted Direct Premiums
Term Life Insurance direct premiums	$854,430	$861,919	$864,047	$865,138	$867,202	$873,604			$11,685	1.4%	$1,716,350	$1,740,807	$24,457	1.4%
Less: Premiums ceded to IPO Coinsurers	191,477	187,988	185,392	183,123	179,575	176,766			(11,222)	-6.0%	379,465	356,341	(23,124)	-6.1%
Term Life Insurance adjusted direct premiums	$662,953	$673,931	$678,655	$682,015	$687,627	$696,838			$22,907	3.4%	$1,336,884	$1,384,465	$47,581	3.6%

Reconciliation from Term Life Insurance Ceded Premiums to Term Life Insurance Other Ceded Premiums
Term Life Insurance ceded premiums	$(409,334)	$(432,306)	$(412,935)	$(419,273)	$(413,843)	$(441,242)			$(8,935)	-2.1%	$(841,640)	$(855,085)	$(13,444)	-1.6%
Less: Premiums ceded to IPO Coinsurers	(191,477)	(187,988)	(185,392)	(183,123)	(179,575)	(176,766)			11,222	6.0%	(379,465)	(356,341)	23,124	6.1%
Term Life Insurance other ceded premiums	$(217,857)	$(244,318)	$(227,543)	$(236,149)	$(234,269)	$(264,475)			$(20,157)	-8.3%	$(462,175)	$(498,744)	$(36,568)	-7.9%

Reconciliation from Net Investment Income to Adjusted Net Investment Income
Net Investment Income	$41,671	$40,928	$42,431	$42,122	$43,283	$43,738			$2,810	6.9%	$82,599	$87,021	$4,422	5.4%
Less: MTM investment adjustments	530	182	321	(466)	—	—			nm	nm	712	—	nm	nm
Adjusted net investment income	$41,141	$40,746	$42,110	$42,588	$43,283	$43,738			$2,991	7.3%	$81,887	$87,021	$5,134	6.3%

Reconciliation from C&O Income Before Income Taxes to C&O Adjusted Operating Income Before Income Taxes
Income before income taxes	$(6,741)	$64	$4,771	$(113)	$(6,340)	$5,523			$5,459	nm	$(6,677)	$(817)	$5,860	87.8%
Less: Investment gains/(losses)	757	(2,866)	652	641	396	1,691			nm	nm	(2,109)	2,087	nm	nm
Less: MTM investment adjustments	530	182	321	(466)	—	—			nm	nm	712	—	nm	nm
Adjusted operating income before income taxes	$(8,028)	$2,748	$3,798	$(288)	$(6,736)	$3,832			$1,084	39.5%	$(5,280)	$(2,904)	$2,376	45.0%

Reconciliation from Total Revenues to Adjusted Operating Revenues
Total revenues	$804,843	$793,334	$839,852	$853,683	$872,693	$865,066			$71,732	9.0%	$1,598,177	$1,737,759	$139,582	8.7%
Less: Investment (losses) gains	757	(2,866)	652	641	396	1,691			nm	nm	(2,109)	2,087	nm	nm
Less: MTM investment adjustments	530	182	321	(466)	—	—			nm	nm	712	—	nm	nm
Adjusted operating revenues	$803,556	$796,018	$838,879	$853,508	$872,297	$863,375			$67,357	8.5%	$1,599,574	$1,735,673	$136,099	8.5%

Reconciliation from Income Before Income Taxes to Adjusted Operating Income Before Income Taxes
Income from continuing operations before income taxes	$221,315	$234,496	$271,679	$247,074	$249,418	$258,219			$23,722	10.1%	$455,811	$507,637	$51,826	11.4%
Less: Investment (losses) gains	757	(2,866)	652	641	396	1,691			nm	nm	(2,109)	2,087	nm	nm
Less: MTM investment adjustments	530	182	321	(466)	—	—			nm	nm	712	—	nm	nm
Adjusted operating income before income taxes	$220,028	$237,181	$270,706	$246,899	$249,023	$256,528			$19,348	8.2%	$457,208	$505,551	$48,342	10.6%

Reconciliation from Net Income to Adjusted Net Operating Income
Net income	$169,051	$178,344	$206,793	$197,047	$190,096	$202,278			$23,935	13.4%	$347,395	$392,374	$44,980	12.9%
Less: Investment (losses) gains	757	(2,866)	652	641	396	1,691			nm	nm	(2,109)	2,087	nm	nm
Less: MTM investment adjustments	530	182	321	(466)	—	—			nm	nm	712	—	nm	nm
Less: Tax impact of preceding items	(304)	643	(232)	(35)	(94)	(366)			nm	nm	339	(460)	nm	nm
Adjusted net operating income	$168,068	$180,385	$206,052	$196,907	$189,794	$200,954			$20,569	11.4%	$348,453	$390,748	$42,296	12.1%

7 of 16

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Term Life Insurance Income Before Income Taxes
Revenues:
Direct Premiums	$854,430	$861,919	$864,047	$865,138	$867,202	$873,604			$11,685	1.4%	$1,716,350	$1,740,807	$24,457	1.4%
Premiums ceded to IPO coinsurers (1)	(191,477)	(187,988)	(185,392)	(183,123)	(179,575)	(176,766)			11,222	6.0%	(379,465)	(356,341)	23,124	6.1%
Adjusted direct premiums (2)	662,953	673,931	678,655	682,015	687,627	696,838			22,907	3.4%	1,336,884	1,384,465	47,581	3.6%
Other ceded premiums (3)	(217,857)	(244,318)	(227,543)	(236,149)	(234,269)	(264,475)			(20,157)	-8.3%	(462,175)	(498,744)	(36,568)	-7.9%
Net premiums	445,096	429,613	451,112	445,866	453,359	432,363			2,750	0.6%	874,709	885,722	11,013	1.3%
Other, net	12,745	12,221	12,189	10,967	11,275	11,243			(978)	-8.0%	24,966	22,518	(2,448)	-9.8%
Revenues	457,842	441,834	463,301	456,832	464,634	443,606			1,772	0.4%	899,676	908,240	8,564	1.0%

Benefits and expenses:
Benefits and claims	171,243	148,725	168,319	163,257	167,252	144,174			(4,551)	-3.1%	319,968	311,425	(8,543)	-2.7%
Future policy benefits remeasurement (gain)/loss	(3,402)	(5,743)	(23,392)	(5,190)	(7,564)	(4,858)			885	15.4%	(9,145)	(12,422)	(3,277)	-35.8%
Amortization of DAC	76,921	78,386	79,876	81,227	82,666	83,567			5,181	6.6%	155,308	166,234	10,926	7.0%
Insurance commissions	2,649	2,238	2,755	1,993	2,042	2,223			(15)	-0.7%	4,887	4,265	(622)	-12.7%
Insurance expenses	63,645	63,216	63,058	68,966	65,378	70,020			6,805	10.8%	126,861	135,399	8,538	6.7%
Benefits and expenses	311,056	286,821	290,616	310,254	309,774	295,126			8,304	2.9%	597,878	604,900	7,022	1.2%
Income before income taxes	$146,785	$155,012	$172,684	$146,578	$154,859	$148,480			$(6,532)	-4.2%	$301,798	$303,340	$1,542	0.5%

Total Term Life Insurance - Financial Analysis
Post-IPO direct premiums (4)	$538,072	$547,938	$551,915	$554,372	$559,529	$567,669			$19,731	3.6%	$1,086,010	$1,127,197	$41,187	3.8%
Pre-IPO direct premiums (5)	316,359	313,981	312,132	310,766	307,674	305,935			(8,045)	-2.6%	630,340	613,609	(16,730)	-2.7%
Total direct premiums	$854,430	$861,919	$864,047	$865,138	$867,202	$873,604			$11,685	1.4%	$1,716,350	$1,740,807	$24,457	1.4%

Premiums ceded to IPO coinsurers	$191,477	$187,988	$185,392	$183,123	$179,575	$176,766			$(11,222)	-6.0%	$379,465	$356,341	$(23,124)	-6.1%
% of Pre-IPO direct premiums	60.5%	59.9%	59.4%	58.9%	58.4%	57.8%			nm	nm	60.2%	58.1%	nm	nm

Benefits and claims, net (6)	$385,698	$387,300	$372,471	$394,217	$393,956	$403,791			$16,491	4.3%	$772,998	$797,747	$24,749	3.2%
% of adjusted direct premiums	58.2%	57.5%	54.9%	57.8%	57.3%	57.9%			nm	nm	57.8%	57.6%	nm	nm

DAC amortization & insurance commissions	$79,570	$80,624	$82,631	$83,220	$84,709	$85,790			$5,166	6.4%	$160,194	$170,499	$10,304	6.4%
% of adjusted direct premiums	12.0%	12.0%	12.2%	12.2%	12.3%	12.3%			nm	nm	12.0%	12.3%	nm	nm

Insurance expenses, net (7)	$50,900	$50,995	$50,869	$57,999	$54,103	$58,777			$7,782	15.3%	$101,894	$112,880	$10,986	10.8%
% of adjusted direct premiums	7.7%	7.6%	7.5%	8.5%	7.9%	8.4%			nm	nm	7.6%	8.2%	nm	nm

Total Term Life income before income taxes	$146,785	$155,012	$172,684	$146,578	$154,859	$148,480			$(6,532)	-4.2%	$301,798	$303,340	$1,542	0.5%
Term Life operating margin (8)	22.1%	23.0%	25.4%	21.5%	22.5%	21.3%			nm	nm	22.6%	21.9%	nm	nm

(1)
Premiums ceded to IPO coinsurers - premiums ceded to IPO coinsurers under the IPO coinsurance transactions excluding any reimbursements from the IPO coinsurers on previously existing reinsurance agreements.
(2)
Adjusted direct premiums - direct premiums net of premiums ceded to IPO coinsurers.
(3)
Other ceded premiums - premiums ceded to non-IPO coinsurers net of any applicable reimbursements from the IPO coinsurers.
(4)
Post-IPO direct premiums - direct premiums not subject to the 2010 IPO coinsurance transactions.
(5)
Pre-IPO direct premiums - direct premiums subject to the 2010 IPO coinsurance transactions.
(6)
Benefits and claims, net - benefits & claims and remeasurement (gain)/loss net of other ceded premiums which are largely yearly renewable term.
(7)
Insurance expenses, net - insurance expenses net of other, net revenues.
(8)
Term Life Insurance operating margin - Term Life operating income before income taxes as a percentage of adjusted direct premiums.

8 of 16

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	151,611	152,167	152,592	152,200	151,524	149,732			(2,435)	-1.6%	151,611	151,524	(87)	-0.1%
New life-licensed representatives	12,339	12,903	12,482	10,998	10,569	11,020			(1,883)	-14.6%	25,242	21,589	(3,653)	-14.5%
Non-renewal and terminated representatives	(11,783)	(12,478)	(12,874)	(11,674)	(12,361)	(12,140)			338	2.7%	(24,261)	(24,501)	(240)	-1.0%
Life-insurance licensed sales force, end of period	152,167	152,592	152,200	151,524	149,732	148,612			(3,980)	-2.6%	152,592	148,612	(3,980)	-2.6%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$74.4	$78.5	$69.8	$67.1	$64.9	$70.3			$(8.2)	-10.4%	$152.9	$135.2	$(17.7)	-11.6%
Additions and increases in premium	18.5	20.2	19.0	17.9	18.4	19.5			(0.6)	-3.1%	38.7	37.9	(0.8)	-2.0%
Total estimated annualized issued term life premium	$93.0	$98.7	$88.8	$85.0	$83.3	$89.9			$(8.8)	-8.9%	$191.6	$173.1	$(18.5)	-9.6%

Issued term life policies	86,415	89,850	79,379	76,143	74,054	78,904			(10,946)	-12.2%	176,265	152,958	(23,307)	-13.2%
Estimated average annualized issued term life premium per policy (1)(2)	$861	$874	$879	$882	$876	$891			$18	2.0%	$868	$884	$16	1.9%

Term life face amount in-force, beginning of period ($mills)	$953,583	$956,981	$968,312	$967,024	$967,612	$965,671			$8,690	0.9%	$953,583	$967,612	$14,029	1.5%
Issued term life face amount (3)	28,455	30,292	27,067	26,068	25,678	27,737			(2,556)	-8.4%	58,747	53,414	(5,332)	-9.1%
Terminated term life face amount	(24,979)	(24,795)	(26,159)	(27,170)	(25,578)	(23,645)			1,150	4.6%	(49,775)	(49,223)	552	1.1%
Foreign currency impact, net	(77)	5,834	(2,196)	1,690	(2,041)	(1,858)			(7,692)	-131.8%	5,757	(3,899)	(9,656)	nm
Term life face amount in-force, end of period	$956,981	$968,312	$967,024	$967,612	$965,671	$967,905			$(407)	nm	$968,312	$967,905	$(407)	nm

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.
(2)
In whole dollars.
(3)
Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders.

9 of 16

Investment and Savings Products - Financial Results and Financial Analysis	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Investment & Savings Products Income Before Income Taxes
Revenues:
Commissions and fees:
Sales-based	$111,270	$115,933	$118,637	$131,305	$136,355	$135,509			$19,576	16.9%	$227,204	$271,864	$44,661	19.7%
Asset-based	152,014	154,735	172,286	181,407	187,366	197,598			42,864	27.7%	306,749	384,965	78,216	25.5%
Account-based	24,195	24,394	24,420	24,347	23,619	24,118			(275)	-1.1%	48,588	47,737	(851)	-1.8%
Other, net	3,333	3,236	3,445	3,275	3,305	3,293			57	1.8%	6,568	6,598	30	0.4%
Revenues	290,812	298,297	318,789	340,335	350,645	360,519			62,222	20.9%	589,109	711,164	122,055	20.7%

Benefits and expenses:
Amortization of DAC	1,337	1,368	1,355	1,321	1,334	1,304			(64)	-4.7%	2,705	2,638	(67)	-2.5%
Insurance commissions	3,277	3,468	3,485	3,526	3,457	3,450			(18)	-0.5%	6,745	6,907	162	2.4%
Sales commissions:
Sales-based	77,267	82,935	82,867	89,561	95,168	95,816			12,881	15.5%	160,202	190,984	30,782	19.2%
Asset-based	76,246	78,010	87,337	93,247	95,360	100,677			22,667	29.1%	154,256	196,037	41,781	27.1%
Other operating expenses	51,414	53,096	49,522	52,071	54,427	55,056			1,960	3.7%	104,510	109,483	4,973	4.8%
Benefits and expenses	209,541	218,877	224,565	239,726	249,745	256,303			37,427	17.1%	428,418	506,048	77,630	18.1%
Income before income taxes	$81,270	$79,420	$94,223	$100,609	$100,900	$104,216			$24,795	31.2%	$160,691	$205,115	$44,424	27.6%

Financial Analysis

Fees paid based on client asset values (1)	$10,915	$11,404	$12,285	$12,803	$13,287	$14,493			$3,089	27.1%	$22,319	$27,780	$5,461	24.5%
Fees paid based on fee-generating positions (2)	12,410	11,015	10,341	10,543	11,121	10,553			(462)	-4.2%	23,425	21,674	(1,751)	-7.5%
Other operating expenses	28,089	30,676	26,896	28,724	30,019	30,010			(667)	-2.2%	58,765	60,029	1,264	2.2%
Total other operating expenses	$51,414	$53,096	$49,522	$52,071	$54,427	$55,056			$1,960	3.7%	$104,510	$109,483	$4,973	4.8%

Sales-based variable margin as % of revenue-generating sales (3)
U.S.	1.37%	1.29%	1.38%	1.49%	1.38%	1.32%			nm	nm	1.33%	1.35%	nm	nm
Canada	0.35%	0.35%	0.35%	0.27%	0.38%	0.39%			nm	nm	0.35%	0.38%	nm	nm
Total	1.28%	1.23%	1.31%	1.40%	1.30%	1.26%			nm	nm	1.26%	1.29%	nm	nm

Asset-based variable margin as % of average asset values (4)
U.S.	0.043%	0.043%	0.044%	0.045%	0.046%	0.047%			nm	nm	0.086%	0.093%	nm	nm
Canada	0.113%	0.109%	0.115%	0.110%	0.114%	0.116%			nm	nm	0.221%	0.230%	nm	nm
Total	0.053%	0.053%	0.055%	0.055%	0.057%	0.057%			nm	nm	0.106%	0.114%	nm	nm

Account-based variable margin per average fee generating position (5)(6)	$3.57	$4.02	$4.20	$4.09	$3.69	$3.97			nm	nm	$7.59	$7.65	nm	nm

(1)
Fees paid based on client asset values - administration fees on Canadian Segregated Funds and advisory fees on Managed Accounts that vary directly with client asset values.
(2)
Fees paid based on fee-generating positions - recordkeeping fees that vary with the number of fee-generating positions.
(3)
Sales-based variable margin - commission and fee revenue less commissions paid to the sales force based on product sales activity.
(4)
Asset-based variable margin - commission and fee revenue less administration and advisory fees paid to third-party providers and commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds.
(5)
Account-based variable margin - fee revenue less recordkeeping fees paid to third-party providers based on fee-generating positions and certain direct general expenses.
(6)
In whole dollars.

10 of 16

Investment and Savings Products - Key Statistics	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Key Statistics

Product sales ($mills)
U.S. Retail Mutual Funds	$1,317.9	$1,244.0	$1,298.4	$1,323.0	$1,460.2	$1,482.4			$238.4	19.2%	$2,561.9	$2,942.7	$380.7	14.9%
Canada Retail Mutual Funds	220.7	168.5	185.7	212.9	235.2	199.2			30.7	18.2%	389.2	434.4	45.2	11.6%
Indexed Annuities	71.1	93.0	72.7	70.2	77.2	68.4			(24.6)	-26.5%	164.1	145.7	(18.5)	-11.2%
Variable Annuities and other	1,038.9	1,178.7	1,180.6	1,375.3	1,383.6	1,387.8			209.1	17.7%	2,217.5	2,771.3	553.8	25.0%
Total sales-based revenue generating product sales	2,648.6	2,684.2	2,737.4	2,981.4	3,156.2	3,137.8			453.7	16.9%	5,332.8	6,294.0	961.3	18.0%
Managed Accounts	596.7	634.1	717.2	822.5	821.5	903.6			269.6	42.5%	1,230.8	1,725.1	494.4	40.2%
Canada Retail Mutual Funds - no upfront sales comm	296.4	218.6	244.7	261.6	313.8	282.0			63.4	29.0%	515.0	595.8	80.8	15.7%
Segregated Funds	17.7	11.5	12.6	45.1	40.3	33.9			22.4	nm	29.2	74.1	44.9	nm
Total product sales	$3,559.3	$3,548.4	$3,711.9	$4,110.6	$4,331.8	$4,357.3			$809.0	22.8%	$7,107.7	$8,689.1	$1,581.4	22.2%

Total Canada Retail Mutual Funds	$517.1	$387.1	$430.4	$474.5	$549.0	$481.2			$94.1	24.3%	$904.2	$1,030.1	$126.0	13.9%
Segregated Funds	17.7	11.5	12.6	45.1	40.3	33.9			22.4	nm	29.2	74.1	44.9	nm
Total Canada product sales	534.8	398.6	443.0	519.5	589.2	515.1			116.5	29.2%	933.4	1,104.3	170.9	18.3%
Total U.S. product sales	3,024.6	3,149.8	3,268.9	3,591.0	3,742.5	3,842.3			692.5	22.0%	6,174.3	7,584.8	1,410.5	22.8%
Total product sales	$3,559.3	$3,548.4	$3,711.9	$4,110.6	$4,331.8	$4,357.3			$809.0	22.8%	$7,107.7	$8,689.1	$1,581.4	22.2%

Client asset values, beginning of period ($mills)	$112,081	$109,908	$120,224	$126,793	$128,891	$126,762			$16,854	15.3%	$112,081	$128,891	$16,810	15.0%
Inflows	3,559	3,548	3,712	4,111	4,332	4,357			809	22.8%	7,108	8,689	1,581	22.2%
Outflows (1)	(3,017)	(3,062)	(3,349)	(3,786)	(3,970)	(3,961)			(899)	-29.4%	(6,079)	(7,930)	(1,852)	-30.5%
Net flows	542	487	363	325	362	397			(90)	-18.5%	1,029	759	(270)	-26.3%
Foreign currency impact, net	(12)	900	(357)	290	(351)	(318)			(1,218)	-135.4%	888	(669)	(1,557)	nm
Change in market value, net and other (2)	(2,703)	8,931	6,562	1,483	(2,140)	13,201			4,270	47.8%	6,227	11,061	4,834	77.6%
Client asset values, end of period	$109,908	$120,224	$126,793	$128,891	$126,762	$140,042			$19,817	16.5%	$120,224	$140,042	$19,817	16.5%
Annualized net flows as % of beginning of period asset values	1.9%	1.8%	1.2%	1.0%	1.1%	1.3%			-0.5%	nm	1.8%	1.2%	-0.7%	nm

Average client asset values ($mills)
U.S. Retail Mutual Funds	$54,649	$54,324	$58,410	$60,288	$60,243	$62,298			$7,974	14.7%	$54,486	$61,270	$6,784	12.5%
Canada Retail Mutual Funds	14,555	15,153	16,452	17,226	17,764	18,624			3,471	22.9%	14,854	18,194	3,340	22.5%
Managed Accounts	11,537	12,167	13,759	15,070	16,190	17,760			5,593	46.0%	11,852	16,975	5,123	43.2%
Indexed Annuities	3,003	3,033	3,061	3,081	3,093	3,121			87	2.9%	3,018	3,107	89	2.9%
Variable Annuities and other	27,086	27,075	29,127	30,210	30,276	31,451			4,376	16.2%	27,080	30,863	3,783	14.0%
Segregated Funds	2,189	2,223	2,307	2,301	2,310	2,297			74	3.3%	2,206	2,303	97	4.4%
Total	$113,018	$113,975	$123,117	$128,175	$129,875	$135,550			$21,574	18.9%	$113,496	$132,712	$19,216	16.9%

Canada Retail Mutual Funds	$14,555	$15,153	$16,452	$17,226	$17,764	$18,624			$3,471	22.9%	$14,854	$18,194	$3,340	22.5%
Segregated Funds	2,189	2,223	2,307	2,301	2,310	2,297			74	3.3%	2,206	2,303	97	4.4%
Total Canada average client assets	16,743	17,376	18,759	19,526	20,073	20,921			3,545	20.4%	17,060	20,497	3,437	20.1%
Total U.S. average client assets	96,274	96,599	104,358	108,649	109,802	114,629			18,030	18.7%	96,437	112,215	15,779	16.4%
Total average client assets	$113,018	$113,975	$123,117	$128,175	$129,875	$135,550			$21,574	18.9%	$113,496	$132,712	$19,216	16.9%

Average number of fee-generating positions (thous) (3)
Recordkeeping and custodial	2,419	2,437	2,448	2,459	2,467	2,483			47	1.9%	2,428	2,475	47	2.0%
Recordkeeping only	885	893	902	912	924	938			45	5.0%	889	931	42	4.7%
Total	3,304	3,330	3,350	3,372	3,391	3,421			92	2.8%	3,317	3,406	89	2.7%

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the Company's recordkeeping platform. The redemptions of assets must be estimated for approximately 4% of account values as these figures are not readily available. Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.
(2)
Change in market value, net - market value fluctuations net of fees and expenses.
(3)
Fee generating positions - mutual fund positions for which we receive recordkeeping fees. An individual client account may include multiple mutual fund positions. We may also receive fees earned for custodial services that we provide to clients with retirement plan accounts that hold positions in these mutual funds.

11 of 16

Corporate Other Distributed Products - Financial Results	PRIMERICA, INC. Financial Supplement

									YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change	YTD 2025	YTD 2026	$ Change	% Change
Corporate & Other Distributed Products Income Before Income Taxes
Revenues:
Direct premiums	$4,414	$4,335	$4,604	$3,892	$4,044	$4,149			$(186)	-4.3%	$8,750	$8,193	$(557)	-6.4%
Ceded premiums	(1,187)	(1,102)	(1,169)	(1,571)	(1,016)	(1,039)			63	5.7%	(2,290)	(2,054)	235	10.3%
Net premiums	3,227	3,233	3,435	2,321	3,028	3,110			(123)	-3.8%	6,460	6,138	(322)	-5.0%
Adjusted net investment income	41,141	40,746	42,110	42,588	43,283	43,738			2,991	7.3%	81,887	87,021	5,134	6.3%
Commissions and fees:
Prepaid legal services	3,682	4,009	2,304	3,479	3,326	3,935			(74)	-1.8%	7,691	7,261	(430)	-5.6%
Auto and homeowners insurance	1,966	2,440	2,941	2,245	1,988	2,339			(101)	-4.2%	4,406	4,326	(79)	-1.8%
Mortgage loans	2,129	3,020	3,281	2,984	2,553	3,416			396	13.1%	5,148	5,969	821	15.9%
Other sales commissions	1,701	1,502	1,620	1,618	1,535	1,695			193	12.9%	3,203	3,230	27	0.8%
Other, net	1,057	938	1,098	1,106	1,307	1,018			80	8.5%	1,995	2,324	329	16.5%
Adjusted operating revenues	54,902	55,887	56,789	56,341	57,019	59,250			3,363	6.0%	110,790	116,269	5,480	4.9%

Benefits and expenses:
Benefits and claims	3,619	3,769	3,833	3,162	4,002	3,154			(615)	-16.3%	7,388	7,156	(231)	-3.1%
Future policy benefits remeasurement (gain)/loss	128	(152)	278	82	187	(180)			(28)	-18.4%	(23)	7	30	129.8%
Amortization of DAC	291	288	267	265	260	256			(32)	-11.1%	580	516	(63)	-10.9%
Insurance commissions	199	45	(741)	101	119	106			60	133.4%	244	224	(20)	-8.0%
Insurance expenses	1,160	1,147	1,074	1,202	1,189	1,139			(8)	-0.7%	2,307	2,328	21	0.9%
Sales commissions	4,605	5,346	4,484	5,015	4,682	5,431			85	1.6%	9,951	10,113	162	1.6%
Interest expense	6,004	6,000	5,985	5,968	5,861	5,833			(168)	-2.8%	12,005	11,693	(311)	-2.6%
Other operating expenses	46,924	36,696	37,811	40,834	47,455	39,680			2,984	8.1%	83,620	87,135	3,515	4.2%
Benefits and expenses	62,930	53,139	52,992	56,629	63,755	55,418			2,279	4.3%	116,070	119,173	3,104	2.7%
Adjusted operating income before income taxes	$(8,028)	$2,748	$3,798	$(288)	$(6,736)	$3,832			$1,084	39.5%	$(5,280)	$(2,904)	$2,376	45.0%

12 of 16

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2026
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash, Cash Equivalents, and Short Term	$605,133	$605,136	$(3)	14.6%	14.1%

Fixed Income:
Treasury	12,050	12,326	(276)	0.3%	0.3%	3.1%	AA+
Government	232,530	245,134	(12,604)	5.6%	5.7%	3.4%	AA-
Tax-Exempt Municipal	46,386	47,321	(934)	1.1%	1.1%	3.4%	AA
Public Corporate	1,870,583	1,926,178	(55,595)	45.2%	45.0%	4.5%	BBB+
Mortgage-Backed	654,619	703,575	(48,957)	15.8%	16.4%	4.2%	AAA
Asset-Backed	247,047	251,545	(4,498)	6.0%	5.9%	4.6%	AA-
CMBS	78,424	85,346	(6,922)	1.9%	2.0%	3.7%	A+
Private Placements	359,753	369,662	(9,909)	8.7%	8.6%	5.3%	BBB+
Redeemable Preferred	2,664	3,248	(584)	0.1%	0.1%	5.0%	BBB-
Total Fixed Income	3,504,058	3,644,336	(140,278)	84.7%	85.2%	4.4%	A

Equities and Other:
Perpetual Preferred	3,443	3,443	-	0.1%	0.1%
Common Stock	21,302	21,302	-	0.5%	0.5%
Mutual Fund	4,473	4,473	-	0.1%	0.1%
Derivative	48	48	-	0.0%	0.0%
Total Equities	29,265	29,265	-	0.7%	0.7%

Total Invested Assets	$4,138,456	$4,278,737	$(140,281)	100.0%	100.0%

Public Corporate Portfolio by Sector

Banking	$114,737	$114,605	$131	6.1%	5.9%
Basic Industry	68,882	73,805	(4,923)	3.7%	3.8%
Brokerage	65,421	67,574	(2,153)	3.5%	3.5%
Capital Goods	123,507	125,574	(2,067)	6.6%	6.5%
Communications	76,232	77,962	(1,730)	4.1%	4.0%
Consumer Cyclical	142,019	146,474	(4,455)	7.6%	7.6%
Consumer Non Cyclical	186,894	196,900	(10,006)	10.0%	10.2%
Electric	148,215	151,357	(3,142)	7.9%	7.9%
Energy	252,786	256,797	(4,010)	13.5%	13.3%
Finance Companies	94,828	95,729	(900)	5.1%	5.0%
Financial Other	3,227	3,276	(48)	0.2%	0.2%
Industrial Other	6,167	6,713	(545)	0.3%	0.3%
Insurance	264,683	272,959	(8,276)	14.1%	14.2%
Natural Gas	23,170	23,235	(65)	1.2%	1.2%
Owned No Guarantee	2,099	2,325	(226)	0.1%	0.1%
Reits	124,682	131,212	(6,530)	6.7%	6.8%
Technology	115,951	120,742	(4,792)	6.2%	6.3%
Transportation	53,157	54,546	(1,389)	2.8%	2.8%
Utility Other	3,926	4,393	(468)	0.2%	0.2%
Total Public Corporate portfolio	$1,870,583	$1,926,178	$(55,595)	100.0%	100.0%

Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.
1-2 Yrs.	$493,852	$495,823	$(1,971)	14.1%	13.6%	4.0%
2-5 Yrs.	244,513	247,017	(2,504)	7.0%	6.8%	3.9%
5-10 Yrs.	862,930	895,153	(32,224)	24.6%	24.6%	4.1%
> 10 Yrs.	1,140,931	1,205,085	(64,154)	32.6%	33.1%	4.4%
Total Fixed Income	761,832	801,257	(39,426)	21.7%	22.0%	5.3%
	$3,504,058	$3,644,336	$(140,278)	100.0%	100.0%	4.4%

Duration

Fixed Income portfolio duration	5.2	years

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

13 of 16

Investment Portfolio - Quality Ratings As of June 30, 2026	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$670,861	18.4%
AA	494,329	13.6%
A	902,900	24.8%
BBB	1,543,744	42.4%
Below Investment Grade	31,080	0.9%
NA	1,421	0.0%
Total Fixed Income	$3,644,336	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Public Corporate asset class:			Private Placement asset class:
Rating			Rating
AAA	$2,038	0.1%	AAA	$-	—
AA	84,524	4.4%	AA	8,860	2.4%
A	547,222	28.4%	A	108,430	29.3%
BBB	1,265,364	65.7%	BBB	251,372	68.0%
Below Investment Grade	26,830	1.4%	Below Investment Grade	1,000	0.3%
NA	201	0.0%	NA	-	—
Total Corporate	$1,926,178	100.0%	Total Private	$369,662	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$22,378	26.2%	AAA	$545,228	77.5%
AA	16,994	19.9%	AA	158,210	22.5%
A	36,584	42.9%	A	-	—
BBB	6,192	7.3%	BBB	-	—
Below Investment Grade	3,198	3.7%	Below Investment Grade	53	0.0%
NA	-	—	NA	84	0.0%
Total CMBS	$85,346	100.0%	Total Mortgage-Backed	$703,575	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$78,982	31.4%	AAA	$21,575	8.4%
AA	52,418	20.8%	AA	141,474	54.9%
A	120,145	47.8%	A	75,707	29.4%
BBB	-	—	BBB	17,568	6.8%
Below Investment Grade	-	—	Below Investment Grade	-	—
NA	-	—	NA	1,136	0.4%
Total Asset-Backed	$251,545	100.0%	Total Treasury & Government	$257,460	100.0%

NAIC Designations

1	$1,714,420	56.9%
2	1,268,091	42.1%
3	25,347	0.8%
4	3,975	0.1%
5	-	—
6	-	—
U.S. Insurer Fixed Income (2)	3,011,834	100.0%
Other (3)	661,768
Cash and cash equivalents	605,136
Total Invested Assets	$4,278,737

(1)
Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest.
(2)
NAIC ratings for our U.S. insurance companies' fixed income portfolios.
(3)
Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.

14 of 16

Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

									YOY Q2
(Dollars in thousands)	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	$ Change	% Change
Net Investment Income by Source
Fixed-maturity securities (available-for-sale)	$33,513	$34,346	$35,218	$36,130	$38,133	$40,394			$6,048	17.6%
Fixed-maturity securities (held-to-maturity)	14,669	14,621	14,476	14,278	13,223	12,862			(1,759)	-12.0%
Equity Securities	314	315	318	321	323	329			14	4.4%
Deposit asset underlying 10% reinsurance treaty	1,857	1,736	1,659	1,512	—	—			(1,736)	-100.0%
Deposit asset - Mark to Market	530	182	321	(466)	—	—			(182)	-100.0%
Policy loans and other invested assets	1,032	482	611	617	673	201			(281)	-58.3%
Cash & cash equivalents	6,519	5,959	6,340	6,065	6,189	4,838			(1,121)	-18.8%
Total investment income	58,435	57,641	58,943	58,457	58,542	58,624			983	1.7%
Investment expenses	2,095	2,092	2,036	2,057	2,036	2,024			(68)	-3.3%
Interest Expense on Surplus Note	14,669	14,621	14,476	14,278	13,223	12,862			(1,759)	-12.0%
Net investment income	$41,671	$40,928	$42,431	$42,122	$43,283	$43,738			$2,810	6.9%
Fixed income book yield, end of period	4.21%	4.26%	4.27%	4.30%	4.39%	4.43%
New money yield	5.47%	5.64%	5.15%	4.92%	5.00%	4.94%

									YOY Q2
	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	19.0%	19.3%	19.3%	19.7%	19.2%	18.4%			-0.9%
AA	13.6%	14.0%	14.6%	14.9%	14.0%	13.6%			-0.4%
A	24.5%	23.8%	24.0%	23.8%	25.1%	24.8%			1.0%
BBB	41.7%	41.9%	41.0%	40.6%	40.8%	42.4%			0.5%
Below Investment Grade	1.1%	0.9%	0.9%	1.1%	0.9%	0.9%			-0.0%
NA	0.1%	0.1%	0.1%	0.0%	0.1%	0.0%			-0.1%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%			—

Average rating by amortized cost	A	A	A	A	A	A

		As of June 30, 2026				As of June 30, 2026			As of June 30, 2026
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	ONEOK Inc	$15,117	$15,455	BBB	Canada	$90,186	$94,229	AAA	$—	$—
2	Province of Alberta Canada	14,568	15,022	AA-	United Kingdom	45,239	44,676	AA	—	—
3	Province of Ontario Canada	13,622	13,744	A+	Australia	27,846	28,178	A	11,510	12,454
4	Realty Income Corp	13,612	13,961	A-	Germany	24,988	25,182	BBB	16,963	17,118
5	T-Mobile US Inc	12,993	13,013	BBB	France	17,622	17,704	Below Investment Grade	—	—
6	Manulife Financial Corp	12,884	13,277	A	Ireland	11,213	10,924	NA	—	—
7	Enbridge Inc	12,046	12,349	BBB+	Italy	11,201	10,861	Total	$28,473	$29,572
8	Morgan Stanley	12,038	11,973	BBB+	Bermuda	11,101	10,976
9	Oracle Corp	11,738	12,891	BBB	Cayman Islands	9,952	9,893
10	Province of New Brunswick Canada	11,653	12,017	A+	Mexico	9,806	10,519	Non-Government Investments (1)
11	Intact Financial Corp	11,564	11,306	A+	Luxembourg	8,133	7,662
12	Parker-Hannifin Corp	11,339	11,394	BBB+	Norway	5,699	5,783	AAA	$—	$—
13	KKR & Co Inc	11,338	11,609	A	Spain	4,957	4,910	AA	8,274	8,298
14	Duke Energy Corp	10,912	10,788	BBB+	Panama	3,016	3,128	A	64,717	65,266
15	Province of Quebec Canada	10,707	10,888	AA-	Aruba	2,782	2,767	BBB	208,513	210,910
16	Province of British Columbia Canada	10,658	10,929	A	Emerging Markets (2)	16,031	16,490	Below Investment Grade	1,909	2,122
17	Golub Capital BDC Inc	10,514	10,561	BBB-	All Other	12,113	12,287	NA	—	—
18	Wells Fargo & Co	10,396	10,418	BBB+	Total	$311,886	$316,168	Total	$283,413	$286,596
19	Alimentation Couche-Tard Inc	10,375	10,536	BBB+
20	Enel SpA	10,311	9,962	BBB
21	MPLX LP	9,943	10,024	BBB
22	Hercules Capital Inc	9,922	9,976	BBB-
23	Sammons Enterprises Inc	9,917	10,392	BBB+
24	PNC Financial Services Group Inc/The	9,886	10,047	A-
25	Province of Nova Scotia Canada	9,848	10,328	AA-
	Total	$287,902	$292,861

	% of total fixed income portfolio	7.0%	6.8%

(1)
US$ denominated investments in issuers outside of the United States based on country of risk.
(2)
Emerging markets is as defined by MSCI, Inc. which include Chile, India, Peru, Poland and South Africa.

Note: Investment Portfolio pages in this Financial Supplement exclude the Held to Maturity asset on our balance sheet.
15 of 16

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2021	2022	2023	2024	2025	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026	Q4 2026

Recruits	349,374	359,735	361,925	445,425	358,316	100,867	80,924	101,156	75,369	84,217	82,346

Life-insurance licensed sales force, beginning of period	134,907	129,515	135,208	141,572	151,611	151,611	152,167	152,592	152,200	151,524	149,732
New life-licensed representatives	39,622	45,147	49,096	56,320	48,722	12,339	12,903	12,482	10,998	10,569	11,020
Non-renewal and terminated representatives	(45,014)	(39,454)	(42,732)	(46,281)	(48,809)	(11,783)	(12,478)	(12,874)	(11,674)	(12,361)	(12,140)
Life-insurance licensed sales force, end of period	129,515	135,208	141,572	151,611	151,524	152,167	152,592	152,200	151,524	149,732	148,612

Issued term life policies	323,855	291,918	358,860	370,396	331,787	86,415	89,850	79,379	76,143	74,054	78,904

Issued term life face amount	$108,521	$103,822	$119,102	$122,233	$111,882	$28,455	$30,292	$27,067	$26,068	$25,678	$27,737

Term life face amount in-force, beginning of period	$858,818	$903,404	$916,808	$944,609	$953,583	$953,583	$956,981	$968,312	$967,024	$967,612	$965,671
Issued term life face amount	108,521	103,822	119,102	122,233	111,882	28,455	30,292	27,067	26,068	25,678	27,737
Terminated term life face amount	(64,798)	(82,894)	(94,230)	(103,872)	(103,103)	(24,979)	(24,795)	(26,159)	(27,170)	(25,578)	(23,645)
Foreign currency impact, net	862	(7,524)	2,929	(9,387)	5,251	(77)	5,834	(2,196)	1,690	(2,041)	(1,858)
Term life face amount in force, end of period	$903,404	$916,808	$944,609	$953,583	$967,612	$956,981	$968,312	$967,024	$967,612	$965,671	$967,905

Estimated annualized issued term life premium
Premium from new policies	$297.2	$271.9	$302.4	$318.0	$289.9	$74.4	$78.5	$69.8	$67.1	$64.9	$70.3
Additions and increases in premium	77.0	76.7	74.3	74.7	75.6	18.5	20.2	19.0	17.9	18.4	19.5
Total estimated annualized issued term life premium	$374.2	$348.5	$376.6	$392.7	$365.4	$93.0	$98.7	$88.8	$85.0	$83.3	$89.9

Investment & Savings product sales	$11,703.2	$10,009.0	$9,211.7	$12,078.9	$14,930.2	$3,559.3	$3,548.4	$3,711.9	$4,110.6	$4,331.8	$4,357.3

Investment & Savings average client asset values	$89,993	$87,193	$89,474	$105,742	$119,571	$113,018	$113,975	$123,117	$128,175	$129,875	$135,550

Closed U.S. Mortgage Volume (brokered)	$1,229.2	$567.2	$293.4	$397.4	$500.7	$93.5	$132.8	$143.4	$130.9	$113.1	$150.6

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